SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2005

GOLDEN PATRIOT, CORP.

-----------------------------------------

(Exact name of registrant as specified in its charter)

NEVADA

98-0216152

(State or other jurisdiction of

(I.R.S. Employer

incorporation or organization)

Identification No.)

3000 Marcus Avenue

Suite 3W4

New Hyde Park, NY

11042

(Address of principal executive offices)

 (Zip Code)

Registrant’s telephone number, including area code

516-488-5400

Commission File Number: 000-33065

789 West Pender Street, Suite 1205

Vancouver, British Columbia, Canada

V6C 1H2

 (Former name or former address,                                                          (Zip Code)

if changed since last report.)

The  following   information   specifies   forward-looking   statements  of  our management.   Forward-looking   statements  are  statements  that  estimate  the happening of future events and are not based on historical fact. Forward-looking statements may be identified by the use of  forward-looking  terminology such as "may",  "will",  "could",   "expect",   estimate",   "anticipate",   "probable", "possible", "should", "continue", or similar terms, variations of those terms or the negative of those terms.  Actual  results may differ  materially  from those contemplated by the forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following  information  represent estimates of future events and are subject to uncertainty as to possible changes in economic,  legislative,  industry,  and other circumstances.  As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among  reasonable  alternatives  require the  exercise of  judgment.  To the extent that the assumed events do not occur, the outcome may vary  substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those  forward-looking  statements.  No assurance can be given that any of the  assumptions  relating to the  forward-looking  statements specified in the following information are accurate, and we assume no obligation to update and such forward-looking statements.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5. OTHER EVENTS

Our principal office has moved from Vancouver, British Columbia to New Hyde Park, New York, because of changes in our management personnel.  Our new president, Bradley Rudman, resides in New York.

We are extremely pleased to announce that Mr. Bradley Rudman of New York has been appointed our president.  Mr. Rudman has an extensive financial background and was a financial consultant for many years.  Mr. Rudman has numerous, significant contacts within the financial community, that should benefit us significantly.  Bradley Rudman, our new president stated, “This is a great opportunity to become directly involved with the company. I will bring a fresh approach to the company and renewed energy that has been lacking for the past year.  My first order of business will be to have much greater contact with our loyal shareholders and create stronger lines of communications.  GPTC is now trading near its all time low despite actually having more projects in the works than at any other time in the company’s history.  I am looking forward to building the company and feel this is a great floor level opportunity.  I believe exciting times are ahead for GPTC’s management and shareholders.”

Mr. Conrad Clemiss has decided to pursue opportunities in the real estate market.  Mr. Clemiss states, “I have decided that it is unfair to the shareholders of GPTC if the president does not have the time to be 100% committed to the growth of the company.  Knowing Mr. Rudman as I do, I cannot think of a stronger person to fulfill this role and bring a substantial new approach and relationships to GPTC.  This is a very positive move for GPTC going forward.”

We have been notified by Ashworth Explorations Ltd. (“Ashex”), that the first phase of a two-phase work program on the Lucky Boy property has commenced.  Work will consist of grid establishment, geochemical and radiometric surveys, along with geological mapping and sampling. Drilling targets will be determined by Dr. J.H. Montgomery, the Qualified Person overseeing the project. Fred Brost P.Eng. of Mining and Environmental Consultants Inc., Phoenix, Arizona., will initiate the application process concurrent with this work and in anticipation of an early fall drilling program.

We hold an option agreement in the Lucky Boy Uranium Project in Arizona. Uranium has been mined from the Lucky Boy Project in the past. The Lucky Boy Project is one of the first producing uranium mines in the state of Arizona.

We have retained Ashex to operate and maintain the work program.  Ashex has been in business for more than 25 years as a mineral exploration contractor.

Fueling nuclear power plants to generate electricity is the most significant commercial use for uranium. Currently, uranium provides 16% of the world’s electricity via 440 nuclear reactors operating in 31 countries. Annual uranium demand is 66,000 tonnes, with mining fulfilling only 55% of that need.  An additional 30% comes from stockpiles, which are not being replenished due to current production shortfalls, and the remaining 15% is salvaged from recycled weapons, a non-renewable resource.

Uranium demand is expected to increase in the coming years, as new reactors are built and brought online in developing nations such as China,  which plans to build 27 nuclear plants, India with a planned 31 new reactors,  and Russia with intentions for an additional 25 reactors. With a current worldwide production shortfall of more than 300 million pounds, demand for uranium is expected to be 11% higher than supply over the next decade.

To receive timely updates and information on any future developments as they occur please email us at info@goldenpatriotcorp.com.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

On June 20, 2005, Bradley Rudman was appointed to our board of directors. At that time the number of members on our board of directors increased to three.

On June 22, 2005, Conrad Clemiss resigned as one of our directors and as our president. There were no disagreements between Conrad Clemiss and us relating to our policies, operations or practices.

His resignation letter is attached at Exhibit 10.1

Also, on June 22, 2005 Bradley Rudman replaced Conrad Clemiss as our president. At that time the number of members of our board of directors decreased from three to two.

On June 23, 2005, David Derby resigned as one of our directors and as our chief financial officer. There were no disagreements between David Derby and us relating to our policies, operations or practices.

His resignation letter is attached at Exhibit 10.2

Also, on June 23, 2005 Bradley Rudman replaced David Derby as our chief financial officer.  At that time the number of members of our board of directors decreased from two to one.

ITEM 7. FINANCIAL STATEMENTS

Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not Applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Not Applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PATRIOT, CORP.

/s/ Bradley Rudman

__________________________________

Bradley Rudman

President, Chief Financial Officer & Director

Date:         June 23, 2005